UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07	Submission of Matters to a Vote of Security Holders

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Orion Marine Group, Inc. (the “Company”) held on May 19, 2011, the Company’s shareholders approved the Company’s 2011 Long-Term Incentive Plan (the “2011 LTIP”), which plan will be effective as of the date of shareholder approval.  Terms of the 2011 LTIP are described in the Company’s 2011 Proxy Statement (the “2011 Proxy”) which was filed with the Securities and Exchange Commission on April 4, 2011, which description is incorporated herein by reference and is qualified in its entirety by reference to the 2011 LTIP.  The 2011 LTIP was filed as Appendix A to the 2011 Proxy and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting on May 19, 2011, 25,430,508 of the 27,004,993 shares outstanding and entitled to vote were present or represented at the Annual Meeting and constituted a quorum.  At the meeting, the shareholders voted as indicated below on the following proposals:

1.           Election of one director to a three-year term of office expiring at the 2014 Annual Meeting of Shareholders.

Nominee	Votes cast For	Votes cast Against	Abstentions	Broker Non-Votes
Thomas Amonett	23,094,280	1,137,254	--	1,198,974

The nominee was elected as a director of Orion Marine Group, Inc.

2.           Approval of a non-binding proposal regarding the compensation for named executive officers.

Votes cast For	Votes cast Against	Abstentions	Broker Non-Votes
22,732,222	1,045,310	454,002	1,198,974

The shareholders approved Proposal 2

3.           Approval of a non-binding proposal regarding the frequency of a shareholder vote on executivecompensation.

Three years	Two years	One year	Abstentions	Broker Non-Votes
1,986,732	266,995	21,964,427	13,380	1,198,974

The shareholders approved Proposal 3

4.           Approval of the Orion Marine Group, Inc. 2011 Long-Term Incentive Plan

Votes cast For	Votes cast Against	Abstentions	Broker Non-Votes
15,633,988	8,593,631	3,915	1,198,974

The shareholders approved Proposal 4

5.           Approval of the appointment of Grant Thornton LLP as the Company’s independent registeredpublic accounting firm for 2010.

Votes cast For	Votes cast Against	Abstentions
25,418,961	4,778	6,769

The shareholders approved Proposal 5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: May 23, 2011	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer